UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2024
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 22, 2024, SoFi Technologies, Inc. (the “Company” or “SoFi”) notified holders of its Series 1 Redeemable Preferred Stock (“Series 1 Preferred Stock”) that, in accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), it intends to redeem all of the 3,234,000 shares of Series 1 Preferred Stock outstanding on May 29, 2024 at the “Series 1 Redemption Price”, determined in accordance with the Certificate of Incorporation, of (i) $100 per share of Series 1 Preferred Stock plus (ii) an amount in cash equal to any accumulated and compounded (if applicable) and unpaid dividends on the Series 1 Preferred Stock to, but excluding, the payment date, which is equal to approximately $105.1027 per share and an aggregate payment of $339,902,260.27. The Company expects to save approximately $29.3 million in 2024 in dividend payments by redeeming the outstanding shares of Series 1 Preferred Stock, which has a 12.5% annual dividend, set to rise in May 2024. The current holders of the Series 1 Preferred Stock include QIA FIG Holding LLC, entities affiliated with Silver Lake, and Anthony Noto, the Company's Chief Executive Officer.
The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01.
Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties
This Current Report on Form 8-K includes forward-looking statements, including statements regarding the effects of redeeming the Series 1 Preferred Stock as described above. Forward-looking statements represent SoFi’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting SoFi will be those that it has anticipated. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of SoFi's common stock and risks relating to SoFi’s business, including those described in periodic reports that SoFi files from time to time with the Securities and Exchange Commission (the “SEC”).
For additional information on these and other factors that could affect SoFi’s actual results, see the risk factors set forth in SoFi’s filings with the SEC, including the most recent Annual Report on Form 10-K filed with the SEC on February 27, 2024. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and SoFi does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: April 24, 2024	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer